UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2006

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY		14604-2701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

(1)          On February 24, 2006, the Company executed and entered into a letter waiver (the “U.S. Letter Waiver”) under its $400,000,000 Five Year Revolving Credit Agreement, dated July 26, 2005 (the “U.S. Credit Agreement”).  The U.S. Letter Waiver waives from July 26, 2005 through a waiver termination date (as defined below) any breach of representation or covenant, or any event of default, that may arise from the previously announced events related to the Company’s Brazilian subsidiary, BL Industria Otica, Ltda (“BLIO”), and to the Company’s Korean vision care joint venture, Bausch & Lomb Korea Co. Ltd. (“BL Korea”), or from the impact of such events (including, without limitation, the delay or need for the Company to delay delivery of its financial statements to the lenders under the U.S. Credit Agreement, to delay certain of the Company’s filings with the Securities and Exchange Commission and to restate the Company’s financial statements for prior periods) to the extent that such impact does not result in reductions in after tax profits of the Company of more than $50,000,000 in aggregate or there is not a delay in the delivery of financial statements required to be filed under the U.S. Credit Agreement beyond May 31, 2006.  Delivery of required financial statements may be satisfied by the Company’s filing of its 2005 Annual Report on Form 10-K (the “2005 10-K”) with the Securities and Exchange Commission.

The Company is not aware and has not been made aware that there has been any breach of representation, breach of covenant or event of default under the U.S. Credit Agreement.  However, the parties believed it was prudent to execute the U.S. Letter Waiver as a precautionary measure to allow for orderly completion of the investigation into the BLIO and BL Korea events by the Company’s Audit Committee.

Under the U.S. Letter Waiver, the waiver termination date is the earliest of (a) May 31, 2006 (6:00 p.m. Rochester, New York time), (b) the Company’s delivery of the management certification required under the U.S. Credit Agreement confirming compliance with the terms of the U.S. Credit Agreement (as modified by the U.S. Letter Waiver and incorporating all waivers granted thereunder) together with the filing of the Company’s 2005 10-K, (c) the date, if any, that holders of any debt outstanding in a principal or notional amount of at least $50,000,000 accelerate or give notice of acceleration of such debt or (d) April 3, 2006, but only if (x) the Company fails to file its 2005 10-K on or prior to March 31, 2006 (by 6:00 p.m. Rochester, New York time) and (y) the Company fails to pay to the agent under the U.S. Credit Agreement, a one-time fee equal to .05% of the aggregate commitments to the Lenders executing the U.S. Waiver Letter.

The U.S. Letter Waiver also provides that upon the Company’s filing the 2005 10-K, (i) any reporting requirements under the U.S. Credit Agreement for 2005 and portions of 2006 prior to filing the 2005 10-K will be waived permanently and irrevocably and (ii) filing of the 2005 10-K will constitute timely delivery of such required reports.  This portion of the waiver applies to the extent that the Company is determined to have failed to deliver timely any required reports from July 26, 2005 through the date the 2005 10-K is filed.

The U.S. Letter Waiver further waives, permanently and irrevocably, any breach of the Company’s representation under the U.S. Credit Agreement, or any event of default resulting therefrom, that (i) its financial statements as at December 25, 2004 and March 26, 2005 fairly presented the consolidated financial condition of the Company and its subsidiaries for certain defined periods and (ii) at the date of the U.S. Credit Agreement, there was no material adverse change since December 25, 2004, other than as publicly disclosed prior to the date of the U.S. Credit Agreement.  This waiver applies to the extent that any such misrepresentation or resulting event of default arose from announced events concerning BLIO or BL Korea.

There were no outstanding borrowings under the U.S. Credit Agreement as of December 31, 2005.

(2)          On February 24, 2006, the Company executed and entered into a letter waiver (the “B.V. Letter Waiver”) under its five-year $375,000,000 term loan Agreement, dated November 29, 2005 (the “Term Loan Agreement”), in favor of Bausch & Lomb B.V. and guaranteed by the Company.  The B.V. Letter Waiver amends the Term Loan Agreement and waives from November 29, 2005 through a waiver termination date (as defined below) any breach of representation or covenant, or any event of default, that may arise from the previously announced events related to BLIO and BL Korea, or from the impact of such events (including, without limitation, the delay or need for the Company to delay delivery of its financial statements to the lenders under the Term Loan Agreement, to delay certain of the Company’s filings with the Securities and Exchange Commission and to restate the Company’s financial statements for prior periods) to the extent that such impact does not result in reductions in after tax profits of the Company of more than $50,000,000 in aggregate or there is not a delay in the delivery of financial statements required to be filed under the Term Loan Agreement beyond May 31, 2006.  Delivery of required financial statements may be satisfied by the Company’s filing of its 2005 10-K with the Securities and Exchange Commission.

The Company is not aware and has not been made aware that there has been any breach of representation, breach of covenant or event of default under the Term Loan Agreement.  However, the parties believed it was prudent to execute the B.V. Letter Waiver as a precautionary measure to allow for orderly completion of the investigation into the BLIO and BL Korea events by the Company’s Audit Committee.

Under the B.V. Letter Waiver, the waiver termination date is the earliest of (a) May 31, 2006 (6:00 p.m. Rochester, New York time), (b) the Company’s delivery of a certificate required under the Term Loan Agreement confirming compliance with the terms of the Term Loan Agreement together with the filing of the Company’s 2005 10-K, (c) the date, if any, that holders of any debt owed by the Company or any of its subsidiaries in a principal or notional amount of at least $50,000,000 accelerate or give notice of acceleration of such debt or (d) April 3, 2006, but only if (x) the Company fails to file its 2005 10-K on or prior to March 31, 2006 (by 6:00 p.m. Rochester, New York time) and (y) the Company fails to pay to the agent under the Term Loan Agreement, a one-time fee equal to .05% of the total commitments to the Consenting Lenders executing the B.V. Waiver Letter.

The B.V. Letter Waiver further waives, permanently and irrevocably, any breach of the Company’s representation under the Term Loan Agreement, or any event of default resulting therefrom, that (i) its financial statements as at December 25, 2004 and June 25, 2005 fairly presented the consolidated financial condition of the Company and its subsidiaries for certain defined periods and (ii) at the date of the Term Loan Agreement, there was no material adverse change since December 25, 2004, other than as publicly disclosed prior to the date of the Term Loan Agreement.  This waiver applies to the extent that any such misrepresentation or resulting event of default arose from announced events concerning BLIO or BL Korea.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

Date: February 28, 2006